Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT

TO

SENIOR SECURED REVOLVING CREDIT AGREEMENT

This SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of May 7, 2020 (this “Amendment”), is entered into by and among Bank of America, N.A., individually as a Lender, as administrative agent (in such capacity, “Administrative Agent”) for itself and any other financial institution which is a party hereto as a lender (each such financial institution is referred to hereinafter individually as a “Lender” and collectively as the “Lenders”), and as collateral agent (in such capacity, “Collateral Agent”) for the Lenders, the Lenders, PBF Holding Company LLC, a Delaware limited liability company (“Holdings”), Delaware City Refining Company LLC, a Delaware limited liability company (“Delaware City”), Paulsboro Refining Company LLC, a Delaware limited liability company (“Paulsboro”), Toledo Refining Company LLC, a Delaware limited liability company (“Toledo”), Chalmette Refining, L.L.C., a Delaware limited liability company (“Chalmette”), Torrance Refining Company LLC, a Delaware limited liability company (“Torrance”), and Martinez Refining Company LLC, a Delaware limited liability company (“Martinez Refining” and, together with Holdings, Delaware City, Paulsboro, Toledo, Chalmette and Torrance, the “Borrowers” and each individually, a “Borrower”) and the other Loan Parties set forth on the signature pages hereto.

WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Collateral Agent are parties to that certain Senior Secured Revolving Credit Agreement, dated as of May 2, 2018 (as amended by that certain First Amendment to Senior Secured Revolving Credit Agreement, dated as of February 18, 2020, but before giving effect to the amendments contemplated hereby, the “Existing Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement as set forth herein; and

WHEREAS, the Lenders are desirous of amending certain provisions of the Existing Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.    DEFINED TERMS.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

SECTION 2.    AMENDMENTS.  Subject only to the satisfaction of the conditions set forth in Section 3 hereof, effective as of the Second Amendment Effective Date (as defined in Section 3 hereof), the Borrowers, the other Loan Parties and the Lenders agree that Section 6.01(bb) of the Existing Credit Agreement shall be amended and restated in its entirety as follows: “(bb) general Indebtedness not otherwise permitted by this Section 6.01 in an aggregate amount not to exceed the greater of (x) $100,000,000 and (y) 20% of Total Assets (as determined on the date of incurrence of such Indebtedness) outstanding at any time;”.

SECTION 3.    EFFECTIVENESS.  This Amendment shall become effective as of the first date on which each of the following conditions has been satisfied or waived (the “Second Amendment Effective Date”):

(a)    The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrowers, (ii) each other Loan Party and (iii) the Required Lenders.

(b)    The reasonable and documented out-of-pocket fees and disbursements of Winston & Strawn LLP, as legal counsel to the Administrative Agent, to the extent invoiced to the Borrower prior to the date of this Amendment, shall be paid by the Borrowers.

(c)    Immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 4.    REPRESENTATIONS AND WARRANTIES.  Each Loan Party hereby represents and warrants that:

(a)    (i) The representations and warranties contained in the Loan Documents shall be true and correct in all material respects (except for those representations or warranties that are conditioned by materiality, which shall be true and correct in all respects) on and as of the Second Amendment Effective Date to the same extent as though made on and as of such date, except to the extent the such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except for those representations or warranties that are conditioned by materiality, which shall have been true and correct in all respects) on and as of such earlier date; and (ii) immediately prior to, and after giving effect to, this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing, except the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 5.01(a) or 5.01(b) of the Credit Agreement, as applicable.

(b)    Each Loan Party has all requisite corporate or limited liability company (or equivalent) power and authority to enter into this Amendment and to carry out the transactions contemplated hereby. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate or limited liability company (or equivalent) action on the part of each Loan Party that is a party hereto. The Amendment has been duly executed and delivered by each Loan Party that is a party thereto and when executed and delivered by each Loan Party, will constitute the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 5.    EFFECTS ON LOAN DOCUMENTS.

(a)    By its execution of this Amendment, Martinez Refining assumes all of the rights, responsibilities and obligations of a Borrower under the Amended Credit Agreement and agrees to all the terms and provisions of the Amended Credit Agreement applicable to it as a Borrower thereunder.

(b)    On and after the effectiveness of this Amendment, each reference in any Loan Document, and in any other document or instrument incidental thereto, to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement, and each reference in the Existing Credit Agreement to “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import shall mean, from and after the Second Amendment Effective Date, the Amended Credit Agreement.

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(c)    Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

SECTION 6.    NON-RELIANCE ON AGENTS.  Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment. Each Lender also acknowledges that it will, without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit decisions in taking or not taking action under or based upon this Amendment, the Amended Credit Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

SECTION 7.    MISCELLANEOUS.

(a)    This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

(b)    If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(c)    Each of the parties hereto hereby agrees that Sections 10.09 and 10.10 of the Existing Credit Agreement are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this Amendment as if originally set forth herein.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

PBF HOLDING COMPANY LLC, as a Borrower

By:	/s/ John E. Luke
Name: John E. Luke Title: Treasurer

DELAWARE CITY REFINING COMPANY LLC, as a Borrower

By:	/s/ John E. Luke
Name: John E. Luke Title: Treasurer

PAULSBORO REFINING COMPANY LLC, as a Borrower

By:	/s/ John E. Luke
Name: John E. Luke Title: Treasurer

TOLEDO REFINING COMPANY LLC, as a Borrower

By:	/s/ John E. Luke
Name: John E. Luke Title: Treasurer

CHALMETTE REFINING L.L.C., as a Borrower

By:	/s/ John E. Luke
Name: John E. Luke Title: Treasurer

TORRANCE REFINING COMPANY LLC, as a Borrower

By:	/s/ John E. Luke
Name: John E. Luke Title: Treasurer

[Signature Page to Second Amendment to Senior Secured Revolving Credit Agreement]

MARTINEZ REFINING COMPANY LLC, as a Borrower

By:	/s/ John E. Luke
Name: John E. Luke Title: Treasurer

PBF POWER MARKETING, LLC, as a Subsidiary Guarantor

By:	/s/ John E. Luke
Name: John E. Luke Title: Treasurer

PBF INVESTMENTS LLC, as a Subsidiary Guarantor

By:	/s/ John E. Luke
Name: John E. Luke Title: Treasurer

PBF FINANCE CORPORATION, as a Subsidiary Guarantor

By:	/s/ John E. Luke
Name: John E. Luke Title: Treasurer

PBF SERVICES COMPANY LLC, as a Subsidiary Guarantor

By:	/s/ John E. Luke
Name: John E. Luke Title: Treasurer

PBF ENERGY WESTERN REGION LLC, as a Subsidiary Guarantor

By:	/s/ John E. Luke
Name: John E. Luke Title: Treasurer

[Signature Page to Second Amendment to Senior Secured Revolving Credit Agreement]

TORRANCE LOGISTICS COMPANY LLC, as a Subsidiary Guarantor

By:	/s/ John E. Luke
Name: John E. Luke Title: Treasurer

PBF INTERNATIONAL INC., as a Subsidiary Guarantor

By:	/s/ John E. Luke
Name: John E. Luke Title: Treasurer

MARTINEZ REFINING COMPANY LLC, as a Subsidiary Guarantor

By:	/s/ John E. Luke
Name: John E. Luke Title: Treasurer

MARTINEZ TERMINAL COMPANY LLC, as a Subsidiary Guarantor

By:	/s/ John E. Luke
Name: John E. Luke Title: Treasurer

[Signature Page to Second Amendment to Senior Secured Revolving Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent and a Lender

By:	/s/ William J. Wilson
Name: William J. Wilson Title: Senior Vice President

[Signature Page to Second Amendment to Senior Secured Revolving Credit Agreement]

[ ], as a Lender*

By:
Name: Title:

* Signatures on file with the Company

[Signature Page to Second Amendment to Senior Secured Revolving Credit Agreement]